Exhibit 10.1

AMENDMENT NO. 1

TO

VOTING AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Voting Agreement (as defined below), is effective as of March 11, 2019, with reference to the following facts:

RECITALS

A.            Antero Midstream GP LP, a Delaware limited partnership ( “AMGP”) and Antero Resources Corporation, a Delaware corporation (“Antero Resources”), entered into that certain Voting Agreement dated as of October 9, 2018 (the “Voting Agreement”).  Unless otherwise defined herein, the capitalized terms used in this Amendment shall have the meanings ascribed to them in the Voting Agreement;

B.            It was the original intention of AMGP and Antero Resources that the Assigned Interests be 66,779,006 AMLP Common Units;

C.            Due to clerical error, the Voting Agreement provided that the Assigned Interests would be an amount of AMLP Common Units that results in Antero Resources owning 12,907,876 AMGP Common Shares, after taking into account (a) the Conversion and (b) the final calculation of the proration of the Merger Consideration to be paid in the Transactions pursuant to Section 3.1 of the Simplification Agreement;

D.            Pursuant to Section 7.9 of the Voting Agreement, AMGP and Antero Resources may amend the Voting Agreement, subject to the approval of the Special Committee;

E.            AMGP and Antero Resources, desire to amend the Voting Agreement as provided herein to correct for the above mentioned clerical error; and

F.            The Special Committee previously reviewed the Amendment and approved the Amendment (and recommended that the board of directors of Antero Resources approve the Amendment) by unanimous written consent dated March 12, 2019.

AMENDMENT

1.             Section 3.1 of the Voting Agreement is amended and restated in its entirety as follows:

“Section 3.1          Assignment.  Prior to the Effective Time, Antero Resources shall assign and deliver to Arkrose Subsidiary Holdings LLC, a Delaware limited liability company (“Arkrose Sub”), 66,779,006 AMLP Common Units (the “Assigned Interests” and such transaction, the “Assignment”).  Following the Assignment, the Assigned Interests shall continue to be Covered Units for all purposes under this Agreement, and Antero Resources shall cause Arkrose Sub to assume the rights and duties of Antero Resources under this Agreement and to be bound by the provisions of this Agreement to the same extent as Antero Resources. For the avoidance of doubt, following the Assignment, Antero Resources shall continue to be deemed a beneficial owner of the Assigned Interests and shall remain subject to the rights and duties under this Agreement and shall remain bound by the provisions of this Agreement.”

2.             Except as expressly modified herein, all of the terms and provisions of the Voting Agreement are hereby ratified and confirmed.

3.     THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AMENDMENT TO THE LAW OF ANOTHER JURISDICTION.

4.             This Amendment may be executed either directly or by an attorney-in-fact, in any number of counterparts of the signature pages, and may be delivered by means of facsimile or electronic transmission in portable document format, each of which shall be considered an original and all of which shall constitute the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ANTERO MIDSTREAM GP LP

By:	AMGP GP LLC, its general partner

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Voting Agreement]